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                                                                    EXHIBIT 10.4


                                 THIRD AMENDMENT
      TO AMENDED AND RESTATED MULTICURRENCY REVOLVING CREDIT AND TERM LOAN
                                   AGREEMENT

         Third Amendment dated as of August 21, 1998 to Amended and Restated Multicurrency Revolving Credit and Term Loan Agreement (the "Third Amendment"), by and among (a) TERADYNE, INC. a Massachusetts corporation (the "Company"), (b) BANKBOSTON, N.A., BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, STATE STREET BANK AND TRUST COMPANY, FLEET NATIONAL BANK and the other lending institutions listed on Schedule 1 to the Credit Agreement (as hereinafter defined) (collectively, the "Banks") and (c) BANKBOSTON, N.A. in its capacity as agent for the Banks (the "Agent"), amending certain provisions of the Amended and Restated Multicurrency Revolving Credit and Term Loan Agreement dated as of January 31, 1996 (as amended and in effect from time to time, the "Credit Agreement") by and among the Company, the Banks and the Agent. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

         WHEREAS, the Company, the Banks and the Agent have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Third Amendment;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. AMENDMENT TO SECTION 2 OF THE CREDIT AGREEMENT. Section 2 of the Credit Agreement is hereby amended as follows:

         (a) Section 2.2 of the Credit Agreement is hereby amended by deleting the date "January 31, 2000" which appears in Section 2.2 and substituting in place thereof the date "January 31, 2001";

         (b) Section 2.5 of the Credit Agreement is hereby amended by deleting the date "January 31, 1999" which appears in Section 2.5(b) and substituting in place thereof the date "January 31, 2000";

         (c) Section 2.10 of the Credit Agreement is hereby amended by (i) deleting the words "commencing on April 30, 2000, and ending on January 31, 2002" which appear in Section 2.10(a) and substituting in place thereof the words "commencing on April 30, 2001, and ending on January 31, 2003" and (ii) deleting the words "on January 31, 2002 (the "Final Repayment Date")" which appear in Section 2.10(a) and substituting in place thereof the words "on January 31, 2003 (the "Final Repayment Date").

         SECTION 2. CONDITIONS TO EFFECTIVENESS. This Third Amendment shall not become effective until the Agent receives the following:

         (a) a counterpart of this Third Amendment, executed by the Company, the Banks and the Agent; and

         (b) certified copies of corporate certificates and resolutions evidencing all necessary action on the part of the Company with respect to the authorization of this Third Amendment and the authorization of certain officer(s) to execute, deliver and take all other actions required under this Third Amendment, and providing specimen signature of such officers.

         SECTION 3. REPRESENTATIONS AND WARRANTIES. The Company hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in Section 4 of the Credit Agreement (except to the extent
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of changes resulting from matters contemplated or permitted by the Credit
Agreement and the other Loan Documents, changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, the Company hereby represents and warrants that the execution and delivery by the Company of this Third Amendment and the performance by the Company of all of its agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of the Company and have been duly authorized by all necessary corporate action on the part of the Company, and further represents and warrants that the execution and deliver by the Company of this Third Amendment and the performance by the Company of the transactions contemplated hereby will not contravene any term or condition set forth in any agreement to which the Company is a party or by which the Company is bound.

         SECTION 4. RATIFICATION, Etc. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Third Amendment shall be read and construed as a single agreement. All references in the Credit Agreement, the Loan Documents or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

         SECTION 5. NO WAIVER. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Company or any rights of the Agent or any of the Banks consequent thereon.

         SECTION 6. COUNTERPARTS. This Third Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

         SECTION 7. GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

         IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as a document under seal as of the date first above written.

                                    TERADYNE, INC.


                                    By: \S\ Stuart M. Osattin
                                        ----------------------------------------
                                    Name: Stuart M. Osattin
                                    Title: Vice President and Treasurer


                                    BANKBOSTON, N.A.,
                                    INDIVIDUALLY AND AS AGENT



                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:
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                                    BANK OF AMERICA NATIONAL TRUST
                                    AND SAVINGS ASSOCIATION



                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    STATE STREET BANK AND TRUST
                                    COMPANY, N.A.




                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    FLEET NATIONAL BANK



                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title: